UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
December 9, 2024 (December 8, 2024)
(Date of Earliest Event Reported)

Massachusetts
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.
Office Address:	2036 Washington Street,	Hanover,	Massachusetts	02339
Mailing Address:	288 Union Street,	Rockland,	Massachusetts	02370
(Address of principal executive offices, including zip code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(781)-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17CFR 230.405)) or Rule 12b-2 of the Exchange Act (17CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 8, 2024, Enterprise Bancorp, Inc. (“Enterprise” or the “Company”) (NASDAQ Global Select Market: EBTC), Enterprise Bank and Trust Company, a Massachusetts-chartered trust company and wholly owned subsidiary of the Company (“Enterprise Bank”), Independent Bank Corp. (“Independent”) (NASDAQ Global Select Market: INDB), and Rockland Trust Company, a Massachusetts-chartered trust company and wholly owned subsidiary of Independent (“Rockland”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Enterprise will merge with and into Independent, with Independent as the surviving entity (the “Merger”). The Merger Agreement further provides that following the Merger, Enterprise Bank will merge with and into Rockland Trust, with Rockland Trust as the surviving entity (the “Bank Merger” and, together with the Merger, the “Merger Transaction”).

Upon the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”) each share of Enterprise common stock, par value $0.01 per share (the “Enterprise Common Stock”), outstanding immediately prior to the Effective Time, other than certain shares held by Independent or Enterprise, will be converted into the right to receive (i) 0.60 shares (the “Exchange Ratio”) of Independent common stock, par value $0.01 per share (“Independent Common Stock”) (the “Stock Consideration”), and (ii) $2.00 in cash (the “Cash Consideration”). Each share of Enterprise Common Stock outstanding immediately prior to the Effective Time will also be entitled to receive cash in lieu of fractional shares of Independent Common Stock (the Cash Consideration, the Stock Consideration and any cash in lieu of fractional shares collectively, the “Merger Consideration”). The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes and to provide a tax-free exchange for Enterprise shareholders for the Independent Common Stock consideration they receive.

As of the Effective Time, each option to purchase shares of Enterprise Common Stock (“Enterprise Option”), whether vested or unvested, that is then-outstanding and which has not been exercised or canceled prior thereto shall fully vest and be canceled and, on the Closing Date (as defined in the Merger Agreement), the holder thereof shall be entitled to receive from Enterprise or Enterprise Bank, cash in an amount equal to the product of (i) the number of shares of Enterprise Common Stock provided for in each such Option, and (ii) the excess, if any, of (x) the Per Share Cash Equivalent Consideration (as defined in the Merger Agreement) over (y) the Exercise Price (as defined in the Merger Agreement). Any Option for which the Exercise Price exceeds the Per Share Cash Equivalent Consideration shall be cancelled as of the Effective Time without payment.

Each award in respect of a share of Enterprise Common Stock subject to vesting, repurchase or other lapse restrictions granted under a Company Equity Plan (as defined in the Merger Agreement) that is outstanding and unvested immediately prior to the Effective Time (a “Company Restricted Stock Award”) shall automatically vest in full at the Effective Time and shall be considered outstanding shares of Enterprise Common Stock entitled to receive the Merger Consideration.

The Merger Agreement further provides that Independent will take all actions necessary so that two directors of Enterprise will be appointed to the boards of directors of Independent and Rockland Trust effective as of the Effective Time. The two Enterprise directors, who will be selected by Independent after consultation with Enterprise after the date of the Merger Agreement, will be independent of Independent in accordance with Nasdaq standards.

The Merger Agreement was unanimously approved by the Boards of Directors of each of Enterprise, Enterprise Bank, Independent and Rockland Trust.

On December 8, 2024, in connection with the execution of the Merger Agreement, Enterprise and Independent entered into voting agreements (the “Voting Agreements”) with all Enterprise directors and executive officers with voting power, who in the aggregate have the power to vote approximately 20.42% of the outstanding shares of Enterprise Common Stock. The Voting Agreements provide that, subject to the terms and conditions thereof, each of the directors and executive officers of Enterprise, solely in their capacity as shareholders of Enterprise, will vote the shares of Enterprise Common Stock she or he owns in favor of the adoption and approval of the Merger Agreement.

Subject to the fulfillment or, if permissible, waiver of the closing conditions under the Merger, certain of which are described below, the parties anticipate that the Merger will close during the second half of 2025.

The Merger Agreement contains customary representations and warranties from Enterprise, Enterprise Bank, Independent and Rockland Trust, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of its respective business during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) in the case of Enterprise, its obligation to call a meeting of its shareholders to approve the Merger Agreement, and, subject to certain exceptions, the obligation of its Board of Directors to recommend that its shareholders approve the Merger Agreement, and (iii) in the case of Enterprise, certain non-solicitation obligations with respect to alternative business combination proposals.

The completion of the Merger is subject to various closing conditions, including, among others, (i) the receipt of the requisite approval of Enterprise’s shareholders of the Merger Agreement, (ii) the receipt of all required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Massachusetts Commissioner of Banks, in each case without the imposition of a “Materially Burdensome Regulatory Condition” as defined in the Merger Agreement, (iii) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger Transaction or making them illegal, (iv) the effectiveness of the registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission (“SEC”) by Independent in connection with the transactions contemplated by the Merger Agreement, and (v) the listing of the shares of Buyer Common Stock issuable pursuant to the Merger on Nasdaq, subject to official notice of issuance. Each party’s obligation to complete the Merger is also subject to additional customary conditions, including, among others, (a) the accuracy of the representations and warranties of the other party, subject to certain exceptions, (b) the performance in all material respects by each party of its obligations under the Merger Agreement, and (c) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Enterprise and Independent. The Merger Agreement can be terminated by mutual written consent, or by either party (i) if there is a final, non-appealable order, decree or ruling permanently enjoining or otherwise prohibiting the consummation of the Merger, (ii) in the event the approval of any Governmental Authority (as defined in the Merger Agreement) required for consummation of the Merger or Bank Merger shall have been denied by final, nonappealable action by such Governmental Authority or an application seeking approval of the Merger or Bank Merger shall have been permanently withdrawn at the request of a Governmental Authority, (iii) if the other party has breached its representations, warranties or covenants in a way that prevents satisfaction of a closing condition, subject to a cure period, (iv) if the Merger has not been consummated by the one year anniversary of the Merger Agreement, or (v) if Enterprise’s shareholders fail to approve the Merger Agreement and any other matters required to be approved by Company’s shareholders in order to permit consummation of the transactions contemplated by the Merger Agreement. Additionally, Independent may terminate the Merger Agreement if the Enterprise board of directors changes its recommendation that its shareholders vote to adopt and approve the Merger Agreement.

The Merger Agreement further provides that a termination fee of $22,488,000 will be payable by Enterprise in connection with the termination of the Merger Agreement under certain circumstances.

The foregoing summaries of the Merger Agreement and the Voting Agreements are not complete and are qualified in their entirety by reference to the full text of the Merger Agreement and form of Voting Agreement, which are attached as Exhibit 2.1 and Exhibit 99.1, respectively, to this Form 8-K and are incorporated herein by reference in their entirety.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between Enterprise and Independent instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties will not survive consummation of the Merger, and were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding Enterprise or Independent, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Enterprise, Independent, their respective affiliates or their respective businesses, the Merger Agreement and the Merger Transaction that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Enterprise and a prospectus of Independent, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that each of Enterprise and Independent have made and will make with SEC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

d. The following exhibits are included with this Report:

Exhibit Index

Exhibit #	Exhibit Description
2.1
Agreement and Plan of Merger, by and among Independent Bank Corp., Rockland Trust Company, Enterprise Bancorp, Inc., and Enterprise Bank and Trust Company, dated as of December 8, 2024 (schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request)

99.1	Form of Voting Agreement
104	The cover page from this Current Report on Form 8-K, formated in Inline XBRL

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Independent and Enterprise, the expected timing of completion of the proposed transaction, and other statements that are not historical facts. Such statements reflect the current views of Independent and Enterprise with respect to future events and financial performance, and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs, expectations, plans, predictions, forecasts, objectives, assumptions or future events or performance, are forward-looking statements. Forward-looking statements often, but not always, may be identified by words such as expect, anticipate, believe, intend, potential, estimate, plan, target, goal, or similar words or expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Independent and Enterprise caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Independent’s and Enterprise’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (1) changes in general economic, political, or industry conditions; (2) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; (3) volatility and disruptions in global capital and credit markets; (4) movements in interest rates; (5) the resurgence of elevated levels of inflation or inflationary pressures in the United States and the Enterprise and Independent market areas; (6) increased competition in the markets of Independent and Enterprise; (7) success, impact, and timing of business strategies of Independent and Enterprise; (8) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; (9) the expected impact of the proposed transaction between Enterprise and Independent on the combined entities’ operations, financial condition, and financial results; (10) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); (11) the failure to obtain Enterprise shareholder approval or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all or other delays in completing the proposed transaction; (12) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (13) the outcome of any legal proceedings that may be instituted against Independent or Enterprise; (14) the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Independent and Enterprise do business; (15) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (16) diversion of management’s attention from ongoing business operations and opportunities; (17) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (18) the dilution caused by Independent’s issuance of additional shares of its capital stock in connection with the proposed transaction; (19) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; and (20) other factors that may affect the future results of Independent and Enterprise.

Additional factors that could cause results to differ materially from those described above can be found in Independent’s Annual Report on Form 10-K for the year ended December 31, 2023 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with the U.S. Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Independent’s website, www.rocklandtrust.com, under the heading “SEC Filings” and in other documents Independent files with the SEC, and in Enterprise’s Annual Report on Form 10-K for the year ended December 31, 2023 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with and available in the “Investor Relations” section of Enterprise’s website, www.enterprisebanking.com, under the heading “SEC Filings” and in other documents Enterprise files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Independent nor Enterprise assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. All forward-looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication is being made with respect to the proposed transaction involving Independent and Enterprise. This material is not a solicitation of any vote or approval of the Enterprise shareholders and is not a substitute for the proxy statement/prospectus or any other documents that Independent and Enterprise may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed transaction between Independent and Enterprise, Independent will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will that will include a proxy statement for a special meeting of Enterprise’s shareholders to approve the proposed transaction and that will also constitute a prospectus for the Independent common stock that will be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF INDEPENDENT AND ENTERPRISE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Enterprise will mail the proxy statement/prospectus to its shareholders. Shareholders are also urged to carefully review and consider Independent’s and Enterprise’s public filings with the SEC, including, but not limited to, their respective proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Copies of the Registration Statement and of the proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about Independent and Enterprise, can be obtained, free of charge, as they become available at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Independent Investor Relations, 288 Union Street, Rockland, Massachusetts 02370, telephone (774) 363-9872 or to Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, MA 01852, Attention: Corporate Secretary, telephone (978) 656-5578.

PARTICIPANTS IN THE SOLICITATION

Independent, Enterprise, and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies from the shareholders of Enterprise in connection with the proposed transaction. Information regarding Independent’s directors and executive officers is available in its definitive proxy statement relating to its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 28, 2024, and its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 28, 2024, and other documents filed by Independent with the SEC. Information regarding Enterprise’s directors and executive officers is available in its definitive proxy statement relating to its 2024 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2024, and its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 8, 2024 and other documents filed by Enterprise with the SEC. Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the proxy solicitation of Enterprise’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials filed with the SEC when they become available, which may be obtained free of charge as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date:	December 9, 2024	By:	/s/Patricia M. Natale
PATRICIA M. NATALE
GENERAL COUNSEL AND CORPORATE SECRETARY